                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12

                            COLONIAL BANKSHARES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

June 15, 2006


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Colonial Bankshares, Inc. The Annual Meeting will be held at the Ramada Inn, 2216 W. Landis Ave. and Route 55, Exit 32A, Vineland, New Jersey 08360 on July 20, 2006, at 3:00 p.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Colonial Bankshares, Inc. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of two directors, the approval of Colonial Bankshares, Inc.'s 2006 Stock-Based Incentive Plan and the ratification of the appointment of Beard Miller Company LLP as Colonial Bankshares, Inc.'s independent registered public accounting firm for the year ending December 31, 2006. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Colonial Bankshares, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Edward J. Geletka

Edward J. Geletka
President and Chief Executive Officer

                            COLONIAL BANKSHARES, INC.
                              85 WEST BROAD STREET
                           BRIDGETON, NEW JERSEY 08302
                                 (856) 451-5800

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On July 20, 2006

      Notice is hereby given that the Annual Meeting of Stockholders of Colonial Bankshares, Inc. will be held at the Ramada Inn, 2216 W. Landis Ave. and Route 55, Exit 32A, Vineland, New Jersey 08360, on July 20, 2006 at 3:00 p.m., local time.

      A Proxy Card and Proxy Statement for the Annual Meeting are enclosed.

      The Annual Meeting is for the purpose of considering and acting upon:

      1.     the election of two Directors;
      2. the approval of the Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan;
      3. the ratification of the appointment of Beard Miller Company LLP as independent registered public accounting firm for the year ending December 31, 2006; and

such other matters as may PROPERLY come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on June 1, 2006 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF COLONIAL BANKSHARES, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                                     By Order of the Board of Directors

                                     /s/ Marie E. Davis

                                     Marie E. Davis
                                     Corporate Secretary
Bridgeton, New Jersey
June 15, 2006


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            COLONIAL BANKSHARES, INC.
                              85 WEST BROAD STREET
                           BRIDGETON, NEW JERSEY 08302
                                 (856) 451-5800


                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 20, 2006

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Colonial Bankshares, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the Ramada Inn, 2216 W. Landis Ave. and Route 55, Exit 32A, Vineland, New Jersey 08360, on July 20, 2006, at 3:00 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 15, 2006.

                              REVOCATION OF PROXIES


      Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Colonial Bankshares, Inc. will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

      Proxies may be revoked by sending written notice of revocation to the Secretary of Colonial Bankshares, Inc. at the address shown above, delivering a later-dated proxy card or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Colonial Bankshares, Inc. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


      Except as otherwise noted below, holders of record of Colonial Bankshares, Inc.'s shares of common stock, par value $0.10 per share, as of the close of business on June 1, 2006 are entitled to one vote for each share then held. As of June 1, 2006, there were 4,521,696 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

      As to the approval of the Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The affirmative vote of (i) a majority of the votes cast at the Annual Meeting, in person or by proxy, by stockholders other than Colonial Bankshares, MHC and (ii) a majority of the total votes cast at the Annual Meeting, in person or by proxy, in each case without regard to either broker non-votes, or shares as to which the "ABSTAIN" box has been selected on the proxy card, is required for the approval of the Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan.

      As to the ratification of Beard Miller Company LLP as the independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the shares cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the "ABSTAIN" box has been selected on the proxy card, is required for the ratification of Beard Miller Company LLP as the independent registered public accounting firm for the year ending December 31, 2006.

      Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Colonial Bankshares, Inc. and the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of June 1, 2006, the shares of common stock beneficially owned by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock.


                                                     AMOUNT OF SHARES
                                                     OWNED AND NATURE                   PERCENT OF SHARES
         NAME AND ADDRESS OF                           OF BENEFICIAL                     OF COMMON STOCK
          BENEFICIAL OWNERS                            OWNERSHIP (1)                       OUTSTANDING
       -----------------------                     --------------------               ---------------------
       Colonial Bankshares, MHC                          2,441,716                            54.0%
       85 West Broad Street
       Bridgeton, New Jersey 08302

       Grace and White, Inc.                               294,000 (2)                         6.5%
       515 Madison Ave., Suite 1700
       New York, New York 10022

       -------------------
       (1) Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares
            (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.
       (2) Based on information contained in a Schedule 13D/A filed on January 31, 2006 with information as of December 31, 2005.

                       PROPOSAL I -- ELECTION OF DIRECTORS

      Our Board of Directors is comprised of seven members. Our Bylaws provide that Directors are divided into three classes, with one class of Directors elected annually. Our Directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Nominating Committee of the Board of Directors has nominated the following persons to serve as Directors for three-year terms:
Frank M. Hankins, Jr. and Gregory J. Facemyer.

      The table below sets forth certain information, as of June 1, 2006, regarding the nominees, the other current members of our Board of Directors, and Executive Officers who are not Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any of the nominees or continuing directors and any other person pursuant to which such nominees or continuing directors were selected.

                                                                                 CURRENT       SHARES
                                POSITION(S) HELD WITH                DIRECTOR     TERM      BENEFICIALLY   PERCENT OF
          NAME                 COLONIAL BANKSHARES, INC.      AGE    SINCE (1)   EXPIRES       OWNED         CLASS
-------------------------   ------------------------------  ------- ---------- ----------- -------------- ------------

                                                       NOMINEES
Frank M. Hankins, Jr.        Chairman of the Board            88       1947       2006       38,500 (2)         *
Gregory J. Facemyer, CPA     Director                         51       1994       2006       20,000 (3)         *

                                               CONTINUING BOARD MEMBERS

Edward J. Geletka            President, Chief Executive       44       2001       2007       19,441 (4)         *
                                Officer and Director
Richard S. Allen             Director                         48       2001       2007       15,000 (5)         *
James Quinn                  Director                         60       1998       2007       20,000 (6)         *
Albert A. Fralinger, Jr.     Vice Chairman of the Board       73       1971       2008       25,000 (7)         *
John Fitzpatrick, CPA        Director                         43       2005       2008          300             *

                                                  EXECUTIVE OFFICERS
                                                 WHO ARE NOT DIRECTORS

L. Joseph Stella, III        Executive Vice President and     48        N/A       N/A        10,934 (8)         *
                                Chief Financial Officer
Richard W. Dapp              Senior Vice President and        52        N/A       N/A         1,400             *
                                Chief Credit Officer
William F. Whelan            Senior Vice President            53        N/A       N/A           300             *

All Directors and Executive Officers as a Group (10 persons)                                150,875            3.3%

--------------------------------------------
* Less than 1%.
(1) Includes service with Colonial Bank, FSB and Colonial Bankshares, Inc., a federal corporation.
(2) Includes 8,500 shares held in trust for Mr. Hankins' grandchildren.
(3) Includes 5,000 shares held in Mr. Facemyer's profit sharing plan.
(4) Includes 6,245 shares held in Mr. Geletka's account in Colonial Bank, FSB's 401(k) Plan, 1,096 shares allocated to Mr. Geletka under Colonial Bank, FSB's employee stock ownership plan and 2,500 shares held by Mr. Geletka's spouse.
(5) The 15,000 shares are held jointly with Mr. Allen's spouse.
(6) Includes 10,000 shares held by Mr. Quinn's spouse.
(7) Includes 10,000 shares held by Mr. Fralinger's spouse.
(8) Includes 9,193 shares held in Mr. Stella's account in Colonial Bank, FSB's 401(k) plan, 841 shares allocated to Mr. Stella under Colonial Bank, FSB's employee stock ownership plan and 900 shares held jointly with Mr. Stella's spouse.

      The business experience for the past five years for each of our directors and executive officers is as follows:

      FRANK M. HANKINS, JR. is the retired Chairman of H. H. Hankins & Brothers Lumber in Bridgeton, New Jersey.

      ALBERT A. FRALINGER, JR. is the Chairman and Chief Financial Officer of Fralinger Engineering, a civil engineering firm that he founded in 1960.

      EDWARD J. GELETKA has served as the President and Chief Executive Officer of Colonial Bank, FSB since 2000, and has been employed by Colonial Bank, FSB in a variety of positions since 1987.

      RICHARD S. ALLEN has been the President of Allen Associates, Insurance Services, since 1993. Mr. Allen has been employed by Allen Associates since 1982.

      GREGORY J. FACEMYER, CPA, has been a self-employed certified public accountant since 1980. Mr. Facemyer is also a Commissioner of the Cumberland County Utilities Authority.

      JOHN FITZPATRICK, CPA, is the President of Fitzpatrick & McIlvaine, CPAs PC of Pitman, New Jersey, which he founded in 1992.

      JAMES QUINN is the owner of Quinn Broadcasting, Inc., which he founded in 1977. Mr. Quinn has also served as the mayor of Millville, New Jersey since 1997.

      L. JOSEPH STELLA, III, CPA has served as Executive Vice President and Chief Financial Officer of Colonial Bank, FSB since March 1999.

      RICHARD W. DAPP has served as Senior Vice President and Chief Credit Officer of Colonial Bank, FSB since July 2004. From November 2003 to July 2004, Mr. Dapp served as Vice President/Chief Commercial Lending Officer for Franklin Savings Bank, Pilesgrove, New Jersey. From June 2001 to November 2002, Mr. Dapp served as Cumberland County Regional Vice President for Commerce Bank, NA, Vineland, New Jersey.

      WILLIAM F. WHELAN was appointed Senior Vice President of Colonial Bank, FSB in July 2005. Mr. Whelan was previously the Chief Executive Officer of St. Joseph's Carpenter Society, a charitable organization that constructs housing units, and worked for that organization from 2001 until 2005. From 1974 until 2001, Mr. Whelan worked for financial institutions in numerous positions.

      The Board of Directors has determined that each of Colonial Bankshares, Inc.'s directors, with the exception of Mr. Geletka, is "independent" as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2005, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

CODE OF ETHICS

      Colonial Bankshares, Inc. has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. The Code of Ethics has been filed with the Securities and Exchange Commission as Exhibit 14 to the Annual Report on Form 10-KSB for the year ended December 31, 2005 (File No. 000-51385).

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of Colonial Bankshares, Inc. is conducted at regular and special meetings of the Board and its committees. In addition, the "independent" members of the Board of Directors (as defined in the listing standards of the National Association of Securities Dealers) meet in executive sessions. The standing committees of the Board of Directors of Colonial Bankshares, Inc. are the Audit and Nominating Committees. The entire Board of Directors acts with respect to compensation decisions, although the President and Chief Executive Officer does not participate with respect to decisions on his compensation. Colonial Bankshares, Inc. relies upon Nasdaq's "Controlled Company Exemption" from the independence requirements with respect to compensation committees for companies with majority stockholders. Colonial Bankshares, Inc. is a "Controlled Company" because more than 50% of its shares of common stock are owned by Colonial Bankshares, MHC.

      During the year ended December 31, 2005, the Board of Directors met at thirteen regular meetings and one special meeting. No member of the Board or any committee thereof attended less than 75% of said meetings other than Mr. Quinn.

      AUDIT COMMITTEE. The Audit Committee is comprised of Directors Facemyer (who serves as Chairman), Fitzpatrick and Hankins. The Board of Directors has determined that each of Messrs. Facemyer and Fitzpatrick qualifies as an "audit committee financial expert." Each member of the Audit Committee is "independent" in accordance with the listing standards of the National Association of Securities Dealers.

      Our Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to this proxy statement. As more fully described in the Audit Committee Charter, the Audit Committee reviews the records and affairs of Colonial Bankshares, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met eight times during the year ended December 31, 2005.

      NOMINATING COMMITTEE. The Nominating Committee consists of all of the directors of Colonial Bankshares, Inc. who are not standing for election. Colonial Bankshares, Inc. relies upon Nasdaq's "Controlled Company Exemption" from the independence requirements with respect to nominating committees for companies with majority stockholders. Colonial Bankshares, Inc. is a "Controlled Company" because more than 50% of its shares of common stock are owned by Colonial Bankshares, MHC.

      The Nominating Committee does not operate under a written charter. Our Bylaws govern the nominations process, in accordance with Office of Thrift Supervision regulations, and the Board of Directors, by resolution, addresses the nominations process set forth in the Bylaws. The Nominating Committee met once during the year ended December 31, 2005.

      The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to Colonial Bankshares, Inc.'s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If there were a vacancy on the board because any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee would determine the desired skills and experience of a new nominee, solicit suggestions for director candidates from all Board members and may engage in other search activities. Candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of Colonial Bankshares, Inc., a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other points of view. In addition to examining a candidate's qualifications in light of the above attributes, the Nominating Committee would consider the following: the overall character of the candidate and any existing or potential conflict of interest; the candidate's willingness to serve and ability to devote the time and effort required; the candidate's record of leadership; and the ability to develop business for Colonial Bankshares, Inc.

      In addition, our Bylaws provide that a Director must own at least 100 shares of common stock of Colonial Bankshares, Inc. During the year ended December 31, 2005, we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

      The Nominating Committee may consider qualified candidates for Director suggested by our stockholders. Stockholders can suggest qualified candidates for Director by writing to our Corporate Secretary at 85 West Broad Street, Bridgeton, New Jersey 08302. The Corporate Secretary must receive a submission not less than 150 days prior to the anniversary date of our proxy materials for the preceding year's annual meeting. The submission must include the following:

      o A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

      o The name and address of the stockholder as such information appears on Colonial Bankshares, Inc.'s books, and the number of shares of Colonial Bankshares, Inc.'s common stock that are owned beneficially by such stockholder. If the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required;

      o The name, address and contact information for the candidate, and the number of shares of common stock of Colonial Bankshares, Inc. that are owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required;

      o     A statement of the candidate's business and educational experience;

      o Such other information regarding the candidate as would be required to be included in Colonial Bankshares, Inc.'s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

      o A statement detailing any relationship between the candidate and any customer, supplier or competitor of Colonial Bankshares, Inc. or its affiliates;

      o Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

      o A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

      Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Advance Notice Of Business To Be Conducted At An Annual Meeting."

AUDIT COMMITTEE REPORT

      In accordance with Securities and Exchange Commission rules, the Audit Committee has prepared the following report for inclusion in this proxy statement:

      As part of its ongoing activities, the Audit Committee has:

      o Reviewed and discussed with management Colonial Bankshares, Inc.'s audited consolidated financial statements for the year ended December 31, 2005;

      o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; and

      o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Colonial Bankshares, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the Audit Committee:

       Gregory J. Facemyer    John Fitzpatrick    Frank M. Hankins, Jr.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Board of Directors, Colonial Bankshares, Inc., 85 West Broad Street, Bridgeton, New Jersey 08302, Attention:
Corporate Secretary. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by another employee of Colonial Bankshares, Inc., and the Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

      Colonial Bankshares, Inc. does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable scheduling conflicts. The 2006 annual meeting of stockholders is Colonial Bankshares, Inc.'s first annual meeting of public stockholders. All necessary corporate actions were taken by unanimous written consents and no annual meeting of stockholders was held in 2005.

COMPENSATION OF DIRECTORS

      Each of the individuals who currently serves as a director of Colonial Bankshares, Inc. also serves as a director of Colonial Bank, FSB and earns director fees in that capacity, although directors who are also employees of Colonial Bank, FSB do not receive director fees. Each non-employee director of Colonial Bank, FSB is paid an annual retainer fee of $7,500. The Chairman of the Board is paid a fee of $1,800 per board meeting, the Vice Chairman of the Board is paid a fee of $1,500 per board meeting and all other non-employee directors are paid a fee of $1,250 per board meeting. In addition, each non-employee director participates in Colonial Bank, FSB's bonus program. Bonuses are calculated as a percentage of the director's annual compensation. During the year ended December 31, 2005, payments under this plan were $3,050, $2,665, $2,344, $2,344, $2,344 and $2,344 for Chairman Hankins, Vice Chairman Fralinger and Directors Allen, Facemyer, Fitzpatrick and Quinn, respectively.

EXECUTIVE COMPENSATION

      SUMMARY COMPENSATION TABLE. The following table sets forth for the year ended December 31, 2005, certain information as to the total remuneration paid to our Chief Executive Officer and each other executive officer who received salary and bonus for 2005 of $100,000 or more (together, "Named Executive Officers").

                                                                                LONG-TERM COMPENSATION
                                                                          ----------------------------------
                                            ANNUAL COMPENSATION                    AWARDS          PAYOUTS
                                    ------------------------------------  ----------------------  ----------
                           YEAR                           OTHER ANNUAL     RESTRICTED  OPTIONS/               ALL OTHER
   NAME AND PRINCIPAL      ENDED                          COMPENSATION       STOCK       SARS       LTIP     COMPENSATION
        POSITION          12/31 (1)   SALARY     BONUS        (2)            AWARDS       (#)      PAYOUTS        (3)
-----------------------  ---------- --------- ----------  --------------   ------------ --------- ----------  ------------
Edward J. Geletka,
   President and Chief      2005     $150,028    $29,610   $      --       $       --       --      $    --    $  19,426
   Executive Officer
L. Joseph Stella, III,
   CPA, Executive
   Vice President and       2005     $115,036    $22,700   $      --       $       --       --      $    --    $  16,096
   Chief Financial
   Officer
Richard W. Dapp,
   Senior Vice
   President and Chief      2005     $100,000    $4,935   $       --       $       --       --      $    --    $   1,234
   Credit Officer

-----------------------------------------------------
(1) Summary compensation information is excluded for the years ended December 31, 2004 and 2003, as Colonial Bankshares, Inc. was not a public company during those periods.
(2) Colonial Bank, FSB provides certain of its executive officers with non-cash benefits and perquisites. Management believes that the aggregate value of these benefits for 2005 did not, in the case of the named executive officers, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for them in the Summary Compensation Table.
(3) Represents payments under the Phantom Stock Appreciation Rights Incentive Agreements, payments made in lieu of unused sick pay, employer matching funds under the Colonial Bank, FSB 401(k) Savings Plan and premiums paid for life insurance.

      EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. Colonial Bank, FSB implemented an employee stock ownership plan in connection with Colonial Bankshares, Inc.'s initial public offering, effective as of January 1, 2005. Employees with at least one year of employment with Colonial Bank, FSB are eligible to participate. As part of the offering, the employee stock ownership plan trust borrowed funds from Colonial Bankshares, Inc. and used those funds to purchase 166,398 shares of the common stock. The shares of common stock purchased by the employee stock ownership plan are the collateral for the loan. The loan will be repaid principally from Colonial Bank, FSB through discretionary contributions to the employee stock ownership plan over a period of 15 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan will be equal to 6.00% for the term of the loan. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

      Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan become fully vested upon completion of five years of credited service, with credit given to participants for years of service with Colonial Bank, FSB prior to the adoption of the plan. A participant's interest in his account under the plan also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of shares of common stock and/or cash. Colonial Bank, FSB's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. The employee stock ownership plan will terminate in the event of a change in control.

      OTHER EQUITY COMPENSATION PLANS. Colonial Bankshares, Inc. does not have any equity compensation programs other than its employee stock ownership plan.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      In the ordinary course of business, Colonial Bank, FSB makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as comparable loans to other borrowers. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

      Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Colonial Bankshares, Inc. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Colonial Bankshares, Inc.'s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

                         PROPOSAL II -- APPROVAL OF THE
            COLONIAL BANKSHARES, INC. 2006 STOCK-BASED INCENTIVE PLAN

      The Board of Directors has adopted, subject to stockholder approval, the Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan (the "Incentive Plan"), to provide officers, employees and directors of Colonial Bankshares, Inc. and Colonial Bank, FSB with additional incentives to promote the growth and performance of Colonial Bankshares, Inc. The following is a summary of the material features of the Incentive Plan, which is qualified in its entirety by reference to the provisions of the Incentive Plan, attached hereto as Appendix B.

GENERAL

      The Incentive Plan will remain in effect for a period of ten years following adoption by stockholders. The Incentive Plan authorizes the issuance of up to 310,188 shares of Colonial Bankshares, Inc.'s common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. No more than 88,625 shares may be issued as restricted stock awards, and no more than 221,563 shares may be issued pursuant to the exercise of stock options.

      The Incentive Plan will be administered by either the full Board of Directors or a committee (the "Committee") appointed by the Chairman of the Board of Directors, which will include two or more disinterested directors of Colonial Bankshares, Inc. who must be "non-employee directors," as that term is defined for purposes of Rule 16b of the Securities Exchange Act of 1934. The Committee has full and exclusive power within the limitations set forth in the Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Incentive Plan's purposes; and interpreting and otherwise construing the Incentive Plan. The Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of Colonial Bankshares, Inc. the Committee's power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

      In order to approve the Incentive Plan, the proposal must receive (i) the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, by stockholders other than Colonial Bankshares, MHC and (ii) the affirmative vote of a majority of the total votes cast at the Annual Meeting, in person or by proxy, in each case without regard to broker non-votes or proxies marked ABSTAIN.

ELIGIBILITY

      Employees and outside directors of Colonial Bankshares, Inc. or its subsidiaries are eligible to receive awards under the Incentive Plan. As of June 1, 2006, there were six outside directors of Colonial Bankshares, Inc. and 74 employees eligible to participate in the Incentive Plan.

TYPES OF AWARDS

      The Committee may determine the type and terms and conditions of awards under the Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards, as follows.

      STOCK OPTIONS. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Incentive Plan means the final sales price of Colonial Bankshares, Inc.'s common stock as reported on the Nasdaq stock market on the date the option is granted, or if Colonial Bankshares, Inc.'s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which Colonial Bankshares, Inc.'s common stock was traded, and without regard to after-hours trading activity. However, if Colonial Bankshares, Inc.'s common stock is not reported on the Nasdaq stock market (or over the counter market), fair market value will mean the average sale price of all shares of Colonial Bankshares, Inc. common stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Colonial Bankshares, Inc. common stock sold during the 90-day period immediately preceding the date on which such stock option was granted. The Committee will determine the fair market value if it cannot be determined in the manner described above.

      Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of Colonial Bankshares, Inc. which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) by a "cashless exercise" through a third party. Cash may be paid in lieu of any fractional shares under the Incentive Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

      STOCK APPRECIATION RIGHTS. Stock appreciation rights give the recipient the right to receive a payment in Colonial Bankshares, Inc. common stock of an amount equal to the excess of the fair market value of a specified number of shares of Colonial Bankshares, Inc. common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient's award agreement. Stock appreciation rights will not be granted unless (i) the stock appreciation right is settled solely in Colonial Bankshares, Inc. common stock; and (ii) there is no further ability to defer the income received on the exercise of the stock appreciation right.

      STOCK AWARDS. Stock awards under the Incentive Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Incentive Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

      Generally, all awards, except non-statutory stock options, granted under the Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Incentive Plan upon the participant's death.

      CHANGE IN CONTROL. Upon the occurrence of an event constituting a change in control of Colonial Bankshares, Inc. as defined in the Incentive Plan, all stock options will become fully vested, and all stock awards then outstanding will vest free of restrictions.

TAX CONSEQUENCES

      The following are the material federal tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option will create no tax consequences for an optionee or Colonial Bankshares, Inc. The optionee will have no taxable income upon exercising an incentive stock option and Colonial Bankshares, Inc. will receive no deduction when an incentive stock option is exercised. Upon exercising a non-statutory stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and Colonial Bankshares, Inc. will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to Colonial Bankshares, Inc. in connection with the disposition of shares acquired pursuant to an option, except that Colonial Bankshares, Inc. may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

      With respect to other awards granted under the Incentive Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and Colonial Bankshares, Inc. will be entitled to a deduction for the same amount. With respect to awards that are settled in stock the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. Colonial Bankshares, Inc. will be entitled to a deduction for the same amount.

NEW PLAN BENEFITS TABLE

      Grants and awards under the Incentive Plan are discretionary and the Committee has not yet determined to whom awards will be made and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the Incentive Plan to any individual or group of individuals.

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COLONIAL BANKSHARES, INC. 2006 STOCK-BASED INCENTIVE PLAN.

                 PROPOSAL III -- RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee of Colonial Bankshares, Inc. has approved the engagement of Beard Miller Company LLP to be our independent registered public accounting firm for the year ending December 31, 2006, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee's engagement of Beard Miller Company LLP for the year ending December 31, 2006. A representative of Beard Miller Company LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by Beard Miller Company LLP during the years ended December 31, 2005 and 2004:

      AUDIT FEES. The aggregate fees billed to us by Beard Miller Company LLP for professional services rendered by Beard Miller Company LLP for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings and engagements were $148,700 and $40,300 during the years ended December 31, 2005 and 2004, respectively.

      AUDIT RELATED FEES. There were no fees billed to us by Beard Miller Company LLP for assurance and related services rendered by Beard Miller Company LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "--Audit Fees," above, during the years ended December 31, 2005 and 2004, respectively.

      TAX FEES. The aggregate fees billed to us by Beard Miller Company LLP for professional services rendered by Beard Miller Company LLP for tax preparation, tax consultation and tax compliance were $10,000 and $3,500 during the years ended December 31, 2005 and 2004, respectively.

      ALL OTHER FEES. There were no fees billed to us by Beard Miller Company LLP during the years ended December 31, 2005 and 2004, respectively that are not described above.

      The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Beard Miller Company LLP, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved 100% of the audit related fees and tax fees described above during the years ended December 31, 2005 and 2004.

      In order to ratify the selection of Beard Miller Company LLP as independent registered public accounting firm for the year ending December 31, 2006, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the "ABSTAIN" box has been selected. The Audit Committee of the Board of Directors recommends a vote "FOR" the ratification of Beard Miller Company LLP as independent registered public accounting firm for the year ending December 31, 2006.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Colonial Bankshares, Inc.'s executive office, 85 West Broad Street, Bridgeton, New Jersey 08302, no later than February 15, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

      Under our Bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at a meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than five (5) days in advance of such meeting, subject to certain exceptions) by the Secretary of Colonial Bankshares, Inc.

      Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

      The 2007 annual meeting of stockholders is expected to be held May 17, 2007. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us by May 12, 2007. If notice is received after May 12, 2007, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

                                  MISCELLANEOUS


      The cost of solicitation of proxies will be borne by Colonial Bankshares, Inc. Colonial Bankshares, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Colonial Bankshares, Inc. has also made arrangements with Georgeson Shareholder Communications, Inc. to assist it in soliciting proxies and has agreed to pay them a fee of $6,500 plus reasonable expenses for these services. In addition to solicitations by mail, directors, officers and regular employees of Colonial Bankshares, Inc. may solicit proxies personally or by telephone without additional compensation.

      A COPY OF COLONIAL BANKSHARES, INC.'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 85 WEST BROAD STREET, BRIDGETON, NEW JERSEY OR BY CALLING (856) 451-5800.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Marie E. Davis

                                              Marie E. Davis
                                              Secretary
Bridgeton, New Jersey
June 15, 2006

                                                                     APPENDIX A

                            COLONIAL BANKSHARES, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee will assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent registered public accounting firm, and (4) such other duties as may be assigned by the Board or required by law.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and skill requirements of the National Association of Securities Dealers (the "NASD"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. Either (i) at least one member of the Audit Committee shall be an Audit Committee Financial Expert as defined by the Commission, or (ii) if required by Commission rules, the Company must disclose the lack of an Audit Committee Financial Expert in its annual meeting proxy materials. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

MEETINGS

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may meet periodically with management, the internal auditors and the independent registered public accounting firm in separate executive sessions.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

A.    REGISTERED PUBLIC ACCOUNTING FIRMS

The Audit Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The responsibility includes the resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting. The registered public accounting firm reports directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(I)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.

B.    RESPONSIBILITIES REGARDING FINANCIAL STATEMENTS AND DISCLOSURE MATTERS

1. Review and discuss with management and the independent registered public accounting firm the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB and filed with the Commission.

2. In connection with the annual audited financial statements, review and discuss with the independent registered public accounting firm:

      (a)   All critical accounting policies and practices to be used.

      (b) All alternative treatments of financial information within generally accepted accounting principals that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm.

      (c) Other material written communications between the independent registered public accounting firm and management such as any management letter or schedule of unadjusted differences.

3. Review and discuss with management and the independent registered public accounting firm the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent registered public accounting firm's reviews of the quarterly financial statements. The review may be accomplished by one or more designated members of the Committee, or by the entire Committee.

4. Discuss with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

5. Discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to the requested information, and any significant disagreements with management.

6. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

C.    OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

1. Evaluate the qualifications, performance and independence of the independent registered public accounting firm.

2. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

3. Meet with the independent registered public accounting firm prior to the audit to discuss the planning and staffing of the audit.

4. Receive and review the written disclosures and the letter from the independent registered public accounting firm required by Independent Standards Board No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and discussing with the independent registered public accounting firm their independence. Consider whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence.

5. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

D.    OVERSIGHT OF THE INTERNAL AUDIT FUNCTION

The functions of the Internal Auditor and the Internal Audit Department are under the direction of the Audit Committee. The Internal Auditor is hired by and reports directly to the Audit Committee. Oversight duties include:

1. Reviewing and approving the audit plan, which shall include all appropriate control and compliance matters;

2.    Reviewing reports of internal auditors as well as management's response;

3.    Monitoring adherence to the audit plan;

4.    Monitoring corrective action taken by management;

5. Monitoring corrective actions resulting from examination reports or external audit reports as tracked by the Internal Audit Department; and

6. Reviewing the policies adopted by the Board of Directors governing the Internal Audit Department and recommending modifications thereof if indicated.

E.    COMPLIANCE OVERSIGHT RESPONSIBILITIES

1. Obtain from the independent registered public accounting firm assurance the auditor has adhered to the requirements of Section 10A(b) of the Exchange Act.

2. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

3. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and published reports that raise material issues regarding the Company's financial statements or accounting policies.

4.    Review with management the Company's compliance with laws and regulations.

AUDIT COMMITTEE GOVERNANCE

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent registered public accounting firm.

                                                                      APPENDIX B
                            COLONIAL BANKSHARES, INC.
                         2006 STOCK-BASED INCENTIVE PLAN

1.    PURPOSE OF PLAN.

      The purposes of this 2006 Stock-Based Incentive Plan are to provide incentives and rewards to employees and directors who are largely responsible for the success and growth of Colonial Bankshares, Inc. and its Affiliates, and to assist all such entities in attracting and retaining experienced and qualified directors, executives and other key employees.

2.    DEFINITIONS.

      (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

      (b) "Award" means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

      (c) "Award Agreement" means the agreement between the Company or an Affiliate and a Participant evidencing an Award under the Plan.

      (d) "Bank" means Colonial Bank, FSB and any successor to Colonial Bank,
FSB.

      (e) "Board of Directors" means the board of directors of the Company.

      (f) "Change in Control" means a change in control of a nature that:

          (i) would be required to be reported in response to Item 5.01 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

          (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as: (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement is distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which shares of the Company are exchanged for or converted into cash or property or securities not issued by the Company pursuant to such plan of reorganization or merger; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this subsection to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of the Company's mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

      (g)   "Code" means the Internal Revenue Code of 1986, as amended.

      (h) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

      (i) "Common Stock" means the common stock of the Company, par value $0.10 per share.

      (j) "Company" means Colonial Bankshares, Inc. the stock holding company of the Bank, and any entity that succeeds to the business of Colonial Bankshares, Inc.

      (k) "Director Emeritus" means a former member of the Board who has been appointed to the status of Director Emeritus by the Board of the Company or the Bank.

      (l) "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary of the Treasury may require, in accordance with Section 22(e)(3) of the Code.

      (m) "Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

      (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (o) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

      (p) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the final sales price of the Common Stock as reported on the Nasdaq stock market (or over-the-counter market) on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded, and without regard to after hours trading activity; provided, however, that if the Common Stock is not reported on the Nasdaq stock market (or over the counter market), Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

      (q) "Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

      (r) "Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

      (s)   "OTS" means the Office of Thrift Supervision.

      (t) "Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

      (u) "Outside Director" means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

      (v) "Participant" means an Employee or Outside Director who is granted an Award pursuant to the terms of the Plan.

      (w) "Plan" means this Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan.

      (x) "Restricted Stock" means shares of Common Stock that may be granted under the Plan that are subject to forfeiture until satisfaction of the conditions of their grant.

      (y) "Restricted Stock Award" means an Award of shares of Restricted Stock granted to an individual pursuant to Section 6(c) of the Plan.

      (z) "Retirement" means retirement from employment with the Company or an Affiliate on or after the Employee's attainment of age 65; provided, however, that unless the Committee specifies otherwise, an Employee who is also a member of the Board of Directors, shall not be deemed to have retired until both service as an Employee and as a member of the Board of Directors has ceased. "Retirement" with respect to an Outside Director means termination of service on the Board(s) of Directors of the Company or any Affiliate in accordance with applicable Company policy following the provision of written notice to such Board(s) of Directors of the Outside Director's intention to retire. Notwithstanding the foregoing, unless the Committee specifies otherwise, a director shall not be deemed to have retired if such director becomes a Director Emeritus following his termination of service as a director.

      (aa) "Stock Appreciation Right" means the right, as defined in Section 6(b), that may be granted to a Participant in tandem with the grant of a Stock Option.

3.    ADMINISTRATION.

      (a) COMMITTEE. The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Chairman of the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act; and (ii) if, considered appropriate by the Board of Directors in its sole discretion, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law and not inconsistent with Rule 16b-3, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or

Options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Options or rights.

      (b) ROLE OF COMMITTEE. Subject to paragraph (a) of this Section 3, the Committee shall:

          (i) select the individuals who are to receive grants of Awards under the Plan;

          (ii) determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

          (iii) interpret the Plan and Award Agreements (as defined below);
                and

          (iv)  make all other decisions related to the operation of the Plan.

      (c) AWARD AGREEMENTS. Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

          (i)   the type of Award granted;

          (ii)  the Exercise Price for any Option;

          (iii) the number of shares or rights subject to the Award;

          (iv)  the expiration date of the Award;

          (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

          (vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

      The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.    ELIGIBILITY.

      Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.    SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

      (a) SHARES AVAILABLE. Subject to the provisions of Section 8, the capital stock that may be delivered under this Plan shall be shares of the Company's Common Stock, which may be issued directly by the Company from authorized but unissued shares or treasury shares or shares purchased by the Plan in the open market.

      (b) SHARE LIMITS. Subject to adjustments, if any, provided in Section 9, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 310,188 shares. The following limits also apply with respect to Awards granted under this Plan:

          (i) Subject to adjustment pursuant to Section 9 hereof, the maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 221,563 shares. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 221,563. The maximum number of Stock Options that may be awarded to any Employee is 66,468 Stock Options. For these purposes, only the net number of shares issued pursuant to the exercise of a Stock Option are counted against the maximum number of shares.

          (ii) Subject to adjustment pursuant to Section 9 hereof, the maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 88,625 shares.

      (c) REISSUE OF AWARDS AND SHARES. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

      (d) RESERVATION OF SHARES; NO FRACTIONAL SHARES; MINIMUM ISSUE. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6.    AWARDS.

      The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

      (a) STOCK OPTIONS. The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

          (i) EXERCISE PRICE. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

          (ii) TERMS OF OPTIONS. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

          (iii) NON-TRANSFERABILITY. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

                (1) to a revocable inter vivos trust, as to which an individual is both settlor and trustee; or

                (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                (3) For purposes of this Section, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

          (iv) SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

                (1) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

                (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

      (b) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive a payment in Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of the Common Stock on the date of grant of the Stock Appreciation Right as set forth in the applicable award agreement. No Stock Appreciation Right shall be granted unless
(i) the Stock Appreciation Right is settled solely in Common Stock of the Company and (ii) there is no opportunity to further defer the income received on the exercise of the Stock Appreciation Right.

      (c) RESTRICTED STOCK AWARDS. The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

          (i) GRANTS OF STOCK. Restricted Stock Awards may only be granted in whole shares of Common Stock.

          (ii) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                (1) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                (2) Unless otherwise determined by the Committee, and except in the event of the Participant's death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                (3) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

          (iii) ISSUANCE OF CERTIFICATES. The Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

                        "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Colonial Bankshares, Inc. 2006 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and Colonial Bankshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Colonial Bankshares, Inc."

                This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this
                Section 6(c) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

          (iv) TREATMENT OF DIVIDENDS. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award.

          (v) VOTING OF RESTRICTED STOCK AWARDS. Participants who are granted Restricted Stock Awards may vote all unvested shares of Common Stock subject to their Restricted Stock Awards.

7.    PAYMENTS; CONSIDERATION FOR AWARDS.

      (a) PAYMENTS. Payment for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose.

      (b) CONSIDERATION FOR AWARDS. The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

          (i) cash, check payable to the order of the Company, or electronic funds transfer;

          (ii)  the delivery of previously owned shares of Common Stock;

          (iii) reduction in the number of shares otherwise deliverable pursuant to the Award; or

          (iv) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

      In no event shall any shares newly issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under
Section 10(e), or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

8.    EFFECT OF TERMINATION OF SERVICE ON AWARDS.

      (a) GENERAL. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Outside Director shall vest immediately upon such individual's death, Disability or Retirement. Unless the Committee shall specifically state otherwise at the time an Award is granted, if an Award recipient ceases to maintain employment (with respect to an Employee) or service (with respect to an Outside Director) for any reason other than Disability, death, Retirement or following a Change in Control, all Awards that have not vested shall be forfeited by such recipient.

      (b) EVENTS NOT DEEMED TERMINATIONS OF EMPLOYMENT OR SERVICE. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

      (c) EFFECT OF CHANGE OF AFFILIATE STATUS. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

9.    ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

      (a) ADJUSTMENTS. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in its sole discretion, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

          (i) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards;
                (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

          (ii) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

      (b) VALUATION METHODOLOGIES. The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

      (c) COMMITTEE ACTION. Upon any of the events set forth in Section 9(a), the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 9(a)(i) above shall nevertheless be made.

      (d) AUTOMATIC ACCELERATION OF AWARDS. Upon a Change in Control of the Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

10.   MISCELLANEOUS PROVISIONS.

      (a) COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

      (b) CLAIMS. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

      (c) NO EMPLOYMENT/SERVICE CONTRACT. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 10(c), however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

      (d) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

      (e) TAX WITHHOLDING. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

          (i) require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

          (ii) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

      In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 10(a)) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by the number of shares necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment, valued in a consistent manner at their Fair Market Value. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee's approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

      (f) EFFECTIVE DATE, TERMINATION AND SUSPENSION, AMENDMENTS. This Plan is effective upon receipt of stockholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

          (i) TERMINATION; AMENDMENT. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

          (ii) STOCKHOLDER APPROVAL. Any amendment to this Plan shall be subject to stockholder approval to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board.

          (iii) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 9 shall not be deemed to constitute changes or amendments for purposes of this Section 10(f).

      (g) GOVERNING LAW; COMPLIANCE WITH REGULATIONS; CONSTRUCTION;
SEVERABILITY.

          (i) GOVERNING LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of New Jersey, except to the extent that federal law shall apply.

          (ii) FEDERAL REGULATIONS. This Plan is subject to the requirements of 12 C.F.R. Part 575. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause the Company's mutual holding company to fail to qualify as a mutual holding company under applicable federal regulations.

          (iii) SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (iv) PLAN CONSTRUCTION; RULE 16B-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

      (h) CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

      (i) NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                 REVOCABLE PROXY

                            COLONIAL BANKSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 20, 2006

      The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Ramada Inn, 2216 W. Landis Ave. and Route 55, Exit 32A, Vineland, New Jersey 08360, on July 20, 2006, at 3:00 p.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                    FOR          WITHHOLD          FOR ALL
                                                                                                   EXCEPT
1.  The election of Frank M. Hankins, Jr. and
    Gregory J. Facemyer each to serve for a three-                  [ ]            [ ]               [ ]
    year term.

INSTRUCTION: To withhold your vote for one or more nominees, write the name(s) of the nominee(s) on the line(s) below.

------------------------------

------------------------------

------------------------------

                                                                    FOR           AGAINST          ABSTAIN
2.  The approval of the Colonial  Bankshares,  Inc.
    2006 Stock-Based Incentive Plan.                                [ ]             [ ]              [ ]

                                                                    FOR           AGAINST          ABSTAIN
3.  The  ratification  of the appointment of Beard
    Miller Company LLP as the Company's independent                 [ ]             [ ]              [ ]
    registered public accounting firm for the year
    ending December 31, 2006.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated June 15, 2006 and audited financial statements.


Dated: _________________________               [ ]  Check Box if You Plan
                                                    to Attend Annual Meeting


-------------------------------                ---------------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER


-------------------------------                ---------------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.



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           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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